Exhibit 99.3

EXECUTION COPY

SUPPLEMENT dated as of March 7, 2007 (this “Supplement”), to Amendment No. 1 dated as of March 1, 2007 (the “Amendment”), to the Credit Agreement dated as of March 10, 2006 (the “Credit Agreement”), among HEALTHSOUTH CORPORATION, a Delaware corporation (the “Borrower”), the lenders party thereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent and Collateral Agent, and the other parties thereto.

A.    The Borrower heretofore has requested certain amendments to the Credit Agreement set forth in the Amendment.

B.           The Borrower has requested that the Amendment be supplemented by this Supplement to provide that the interest rate spreads applicable to the Term Loans and the participation fees payable by the Borrower to the Tranche A LC Lenders be reduced as set forth herein in the event of the Borrower achieves the minimum ratings set forth herein.

C.           The existing Term Lenders (the “Existing Term Lenders”) and the existing Tranche A LC Lenders (the “Existing Tranche A LC Lenders” and, together with the Existing Term Lenders, the “Existing Term/Tranche A LC Lenders”) party hereto are willing to consent to such request, upon the terms and conditions set forth herein.

D.           Capitalized terms used but not defined herein have the meanings assigned thereto in the Credit Agreement or the Amendment, as applicable.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Supplement. (a) The definition of the term “Applicable Rate” set forth in Section 3 of the Amendment is hereby amended to amend and restate clause (a) of the first sentence thereof as follows:

“(a) with respect to any Term Loan (other than any Other Term Loan), 2.50% per annum in the case of any Eurodollar Loan and 1.50% per annum in the case of any ABR Loan (or, on and after the date on which the Borrower shall have achieved the Minimum Ratings, 2.25% per annum in the case of any Eurodollar Loan and 1.25% per annum in the case of any ABR Loan)”.

(b) Section 1.01 of the Credit Agreement is hereby amended to add, in the appropriate alphabetical order, the following definition:

““Minimum Ratings” means a corporate credit rating of the Borrower of (a) B or better by S&P and (b) B2 or better by Moody’s, in each case with at least a stable outlook.”

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SECTION 2. Consent to the Amendment. Each Existing Term/Tranche A LC Lender party hereto hereby consents to each of the amendments to the Credit Agreement set forth in, and the other terms of, the Amendment, as if such Existing Term/Tranche A LC Lender shall have executed and delivered the applicable Consent to the Amendment (or, if such Existing Term/Tranche A LC Lender shall have delivered such Consent to the Amendment, hereby reaffirms its consent set forth therein).

SECTION 3. Fees. Each Existing Term/Tranche A LC Lender that delivers an executed counterpart hereof to the Administrative Agent (or its counsel) at or prior to 5:00 p.m., New York City time, on March 7, 2007, shall receive (without duplication of any Amendment Fee due to such Lender under the Amendment) the Amendment Fee set forth in the Amendment on the First Amendment Effective Date. All such fees shall be payable in immediately available funds and shall not be refundable.

SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Supplement, the Borrower represents and warrants to the other parties hereto that, as of the Supplement Effective Date:

(a) The execution, delivery and performance by the Borrower of this Supplement has been duly authorized by all requisite corporate actions required for the lawful execution, delivery and performance thereof; that this Supplement has been duly executed and delivered by the Borrower; and that this Supplement, the Amendment and the Credit Agreement, as amended, constitute legal, valid and binding obligations of the Borrower, enforceable against it in accordance with its terms, subject to the effect of any applicable bankruptcy, moratorium, insolvency, reorganization or other similar laws affecting the enforceability of creditors’ rights generally and to the effect of general principles of equity (whether considered in a proceeding at law or in equity).

(b) The representations and warranties of the Borrower set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the Supplement Effective Date (except to the extent that any representation or warranty expressly relates to an earlier date, in which case such representation or warranty is true and correct as of such earlier date).

(c) No Default has occurred and is continuing on and as of the Supplement Effective Date.

SECTION 5. Replacement of Lenders. Each Existing Term/Tranche A LC Lender that shall not have delivered to the Administrative Agent (or its counsel) an executed counterpart of this Supplement on or prior to the Supplement Effective Date shall be replaced (and, in connection therewith, shall receive payment in full of the Replacement Payment due to such Existing Term/Tranche A LC Lender) in accordance with Section 6 of the Amendment as if it were a “Replaced Term Lender” or a “Replaced Tranche A LC Lender”, as applicable, thereunder.

SECTION 6. Conditions Precedent; Effectiveness. (a) The effectiveness of this Supplement is subject to the satisfaction of the following conditions precedent:

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(i)           the Administrative Agent shall have executed a counterpart of this Supplement and shall have received counterparts of this Supplement executed on behalf of (A) the Borrower, (B) the Existing Term Lenders holding more than 50% in principal amount of the Term Loans outstanding immediately prior to the effectiveness hereof and (C) the Existing Tranche A LC Lenders having Tranche A LC Exposure and unused Tranche A LC Commitments representing more than 50% of the sum of the total Tranche A LC Exposures and unused Tranche A LC Commitments outstanding immediately prior to the effectiveness hereof; and

(ii)          the Replacement Payments referred to in Section 5 hereof shall have been made in full.

(b) Subject to the satisfaction of the conditions precedent set forth in paragraph (a) above, this Supplement shall become effective (the date of such effectiveness being referred to herein as the “Supplement Effective Date”) on the Pricing Amendment Effective Date.

SECTION 7. Effect of Supplement and Amendment. (a) Except as expressly set forth herein, the Amendment, as supplemented hereby, shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or any other Agent/Arranger Parties under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect (it being understood and agreed that all interest and fees accruing under the Credit Agreement in respect of periods prior to the Supplement Effective Date will accrue at the rates specified in the Credit Agreement prior to it being amended by the Pricing Amendment, as supplemented hereby, and be payable at the times provided in the Credit Agreement). Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(b) On and after the Supplement Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed to be a reference to the Credit Agreement as amended hereby. This Supplement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 8. Counterparts. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Supplement by

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facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 9. Governing Law. This Supplement shall be construed in accordance with and governed by the law of the State of New York.

SECTION 10. Headings. Section headings used herein are for convenience of reference only, are not part of this Supplement and shall not affect the construction of, or be taken into consideration in interpreting, this Supplement.

[[NYCORP:2687405v2:4454W:03/05/07--03:39 p]]

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IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed by their respective authorized officers as of the day and year first above written.

HEALTHSOUTH CORPORATION,
by
/s/ John L. Workman
Name: John L. Workman
Title: EVP and CFO

JPMORGAN CHASE BANK, N.A., as Administrative Agent,

by
/s/ Dawn L. LeeLum
Name: Dawn L. LeeLum
Title: Executive Director

[[NYCORP:2687405v2:4454W:03/05/07--03:39 p]]

SIGNATURE PAGE TO THE SUPPLEMENT TO

AMENDMENT NO. 1 TO

THE CREDIT AGREEMENT OF

HEALTHSOUTH CORPORATION

Name of Existing Term/Tranche A LC Lender: Deutsche Bank AG NY Branch

by
/s/ Edward Schaffer
Name: Edward Schaffer
Title: VP

Name of Existing Term/Tranche A LC Lender: Deutsche Bank AG NY Branch

by
/s/ Alice L. Wagner
Name: Alice L. Wagner
Title: VP

Name of Existing Term/Tranche A LC Lender: Bergneen High Yield Bond Fund

by
/s/ Gary Pzegeo
Name: Gary Pzegeo
Title: Portfolio Manager

Name of Existing Term/Tranche A LC Lender: Latitude CLO II, Ltd.

by
/s/ Kirk Wallace
Name: Kirk Wallace
Title: SVP

Name of Existing Term/Tranche A LC Lender: Frank Russell Investment Co. Fixed Income III Fund

by
/s/ Andrew Kronschnabel
Name: Andrew Kronschnabel
Title: VP

Name of Existing Term/Tranche A LC Lender: Merrill Lynch Capital Corp.

by
/s/ Michael E. O'Brien
Name: Michael E. O'Brien
Title: VP

[[NYCORP:2687405v2:4454W:03/05/07--03:39 p]]

Name of Existing Term/Tranche A LC Lender: Wells Fargo Advantage High Income Fund

by
/s/ Gilbert L. Southwell III
Name: Gilbert L. Southwell III
Title: VP

Name of Existing Term/Tranche A LC Lender: Thracia, LLC

by
/s/ J. Poliqall
Name: J. Poliqall
Title:

Name of Existing Term/Tranche A LC Lender: Redwood Master Fund, Ltd.

by
/s/ Jonathan Kolatch
Name: Jonathan Kolatch
Title: Director

Name of Existing Term/Tranche A LC Lender: Investors Bank & Trust Co. as Sub-Custodian Agent of Cypresstree International Loan Holding Co. Ltd.

by
/s/ Martha Hadeler
Name: Martha Hadeler
Title: Managing Director

Name of Existing Term/Tranche A LC Lender: Investors Bank & Trust Co. as Sub-Custodian Agent of Cypresstree International Loan Holding Co. Ltd.

By
/s/ Robert Weeden
Name: Robert Weeden
Title: Managing Director

Name of Existing Term/Tranche A LC Lender: Highbridge International, LLC

By
/s/ Monika Nemeth
Name: Monika Nemeth
Title: PM/SVP

[[NYCORP:2687405v2:4454W:03/05/07--03:39 p]]

Name of Existing Term/Tranche A LC Lender: MFS Floating Rate High Income Fund

by
/s/ David Cobey
Name: David Cobey
Title: VP

Name of Existing Term/Tranche A LC Lender: Marlborogh Street CLO, Ltd.

by
/s/ David Cobey
Name: David Cobey
Title: VP

Name of Existing Term/Tranche A LC Lender: MFS Floating Rate Income Fund

by
/s/ David Cobey
Name: David Cobey
Title: VP

Name of Existing Term/Tranche A LC Lender: Madison Pork Funding II

by
/s/ David H. Lerner
Name: David H. Lerner
Title: Authorized Signatory

Name of Existing Term/Tranche A LC Lender: Castle Garden

by
/s/ David H. Lerner
Name: David H. Lerner
Title: Authorized Signatory

Name of Existing Term/Tranche A LC Lender: Madison Pork Funding III

by
/s/ David H. Lerner
Name: David H. Lerner
Title: Authorized Signatory

Name of Existing Term/Tranche A LC Lender: Atrium V

by
/s/ David H. Lerner
Name: David H. Lerner
Title: Authorized Signatory

[[NYCORP:2687405v2:4454W:03/05/07--03:39 p]]

Name of Existing Term/Tranche A LC Lender: CS SLF

by
/s/ David H. Lerner
Name: David H. Lerner
Title: Authorized Signatory

Name of Existing Term/Tranche A LC Lender: Blackport Capital Fund Ltd.

by
/s/ Brian S. Chase
Name: Brian S. Chase
Title: Director & CFO

Name of Existing Term/Tranche A LC Lender: Green Lane CLO Ltd.

by
/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Director

Name of Existing Term/Tranche A LC Lender: Kennecott Funding Ltd.

by
/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Director

Name of Existing Term/Tranche A LC Lender: PPM Grayhawk CLO, Ltd. By PPM America, Inc. as Collateral Manager

by
/s/ David C. Wagner
Name: David C. Wagner
Title: Managing Director

Name of Existing Term/Tranche A LC Lender: SERVES 2006-1, Ltd. By PPM America, Inc. as Collateral Manager

by
/s/ David C. Wagner
Name: David C. Wagner
Title: Managing Director

[[NYCORP:2687405v2:4454W:03/05/07--03:39 p]]

Name of Existing Term/Tranche A LC Lender: The Lincoln National Life Insurance Company Separate Account 12

by
/s/ Thomas H. Chow
Name: Thomas H. Chow
Title: SVP Portfolio Manager

Name of Existing Term/Tranche A LC Lender: Longevity Funding CLO I, Ltd.

by
/s/ Thomas H. Chow
Name: Thomas H. Chow
Title: SVP Portfolio Manager

Name of Existing Term/Tranche A LC Lender: Delaware VIP Trust - Delaware VIP Diversified Income Series

by
/s/ Andrew Kronschnabel
Name: Andrew Kronschnabel
Title: VP

Name of Existing Term/Tranche A LC Lender: Delaware Group Advisor Funds - Delaware Diversified Income Fund

by
/s/ Andrew Kronschnabel
Name: Andrew Kronschnabel
Title: VP

Name of Existing Term/Tranche A LC Lender: Delaware Pooled Trust - The Core Plus Fixed income Portfolio by
/s/ Andrew Kronschnabel
Name: Andrew Kronschnabel
Title: VP

Name of Existing Term/Tranche A LC Lender: Delaware Corporate Bond Fund, a Series of Delaware Group Income Funds

by
/s/ Andrew Kronschnabel
Name: Andrew Kronschnabel
Title: VP

[[NYCORP:2687405v2:4454W:03/05/07--03:39 p]]

Name of Existing Term/Tranche A LC Lender: Delaware Extended Duration Bond Fund, a Series of Delaware Group

by
/s/ Andrew Kronschnabel
Name: Andrew Kronschnabel
Title: VP

Name of Existing Term/Tranche A LC Lender: Frank Russell Investment Co., Multi-Strategy Bond Fund

by
/s/ Andrew Kronschnabel
Name: Andrew Kronschnabel
Title: VP

Name of Existing Term/Tranche A LC Lender: Russell Multi-Managed Bond Fund

by
/s/ Andrew Kronschnabel
Name: Andrew Kronschnabel
Title: VP

Name of Existing Term/Tranche A LC Lender: Russell Common Trust Core Bond Fund

by
/s/ Andrew Kronschnabel
Name: Andrew Kronschnabel
Title: VP

Name of Existing Term/Tranche A LC Lender: Allina Health System

by
/s/ Andrew Kronschnabel
Name: Andrew Kronschnabel
Title: VP

Name of Existing Term/Tranche A LC Lender: Frank Russell Investment Co. plc

by
/s/ Andrew Kronschnabel
Name: Andrew Kronschnabel
Title: VP

[[NYCORP:2687405v2:4454W:03/05/07--03:39 p]]

Name of Existing Term/Tranche A LC Lender: Sunoco Inc Master Retirement Trust

by
/s/ Andrew Kronschnabel
Name: Andrew Kronschnabel
Title: VP

Name of Existing Term/Tranche A LC Lender: People Energy Corporation Pension Trust

by
/s/ Andrew Kronschnabel
Name: Andrew Kronschnabel
Title: VP

Name of Existing Term/Tranche A LC Lender: Liberty Mutual Employees' Thirft Incentive Plan

by
/s/ Andrew Kronschnabel
Name: Andrew Kronschnabel
Title: VP

Name of Existing Term/Tranche A LC Lender: Bechtel Corporation

by
/s/ Andrew Kronschnabel
Name: Andrew Kronschnabel
Title: VP

Name of Existing Term/Tranche A LC Lender: Wisconsin Public Service Corporation

by
/s/ Andrew Kronschnabel
Name: Andrew Kronschnabel
Title: VP

Name of Existing Term/Tranche A LC Lender: The Walt Disney Company Retirement Plan Master Trust

by
/s/ Andrew Kronschnabel
Name: Andrew Kronschnabel
Title: VP

[[NYCORP:2687405v2:4454W:03/05/07--03:39 p]]

Name of Existing Term/Tranche A LC Lender: Optimum Trust-Optimum Fixed Income Fund

by
/s/ Andrew Kronschnabel
Name: Andrew Kronschnabel
Title: VP

Name of Existing Term/Tranche A LC Lender: Silver Oak Capital, LLC

by
/s/ Fred Berger
Name: Fred Berger
Title: Manager

Name of Existing Term/Tranche A LC Lender: OWS II Ltd.

by
/s/ William Lemberg
Name: William Lemberg
Title: VP

Name of Existing Term/Tranche A LC Lender: Galaxy VI CLO, Ltd. By AIG Global Investment Corp Its Collateral Manager

by
/s/ Steven S. Oh
Name: Steven S. Oh
Title: Managing Director

Name of Existing Term/Tranche A LC Lender: SunAmerica Life Insurance Co. By AIG Global Investment Corp Its Collateral Manager

by
/s/ Steven S. Oh
Name: Steven S. Oh
Title: Managing Director

Name of Existing Term/Tranche A LC Lender: SunAmerica Senior Floating Rate Fund By AIG Global Investment Corp Its Collateral Manager

by
/s/ Steven S. Oh
Name: Steven S. Oh
Title: Managing Director

[[NYCORP:2687405v2:4454W:03/05/07--03:39 p]]

Name of Existing Term/Tranche A LC Lender: CIT Healthcare LLC

by
/s/ Dennis Zinkland
Name: Dennis Zinkland
Title: Director

Name of Existing Term/Tranche A LC Lender: Post Leveraged Loan Fund, LP

by
/s/ Lawrence A Post
Name: Lawrence A Post
Title: Chief Investment Officer

Name of Existing Term/Tranche A LC Lender: Fortress Credit Investments I Ltd.

by
/s/ Glenn P. Cummings
Name: Glenn P. Cummings
Title: CFO

Name of Existing Term/Tranche A LC Lender: Fortress Credit Investments II Ltd.

by
/s/ Glenn P. Cummings
Name: Glenn P. Cummings
Title: CFO

Name of Existing Term/Tranche A LC Lender: Airlie CLO 2006 - II Ltd.

by
/s/ Alex Tuff
Name: Alex Tuff
Title: Head of Bank Debt

Name of Existing Term/Tranche A LC Lender: TCW Asset Management Company

by
/s/ Melissa V. Weiler
Name: Melissa V. Weiler
Title: Managing Director

[[NYCORP:2687405v2:4454W:03/05/07--03:39 p]]

Name of Existing Term/Tranche A LC Lender: TCW Asset Management Company

by
/s/ Craig J. Rethmeyer
Name: Craig J. Rethmeyer
Title: SVP

Name of Existing Term/Tranche A LC Lender: Wind River CLO I Ltd.

by
/s/ Kathleen A. Zam
Name: Kathleen A. Zam
Title: VP

Name of Existing Term/Tranche A LC Lender: Wind River CLO II - Tate Investors, Ltd.

by
/s/ Kathleen A. Zam
Name: Kathleen A. Zam
Title: VP

Name of Existing Term/Tranche A LC Lender: McDonnell Loan Opportunity, Ltd.

by
/s/ Kathleen A. Zam
Name: Kathleen A. Zam
Title: VP

Name of Existing Term/Tranche A LC Lender: Gannett Peak CLO I, Ltd.

by
/s/ Kathleen A. Zam
Name: Kathleen A. Zam
Title: VP

Name of Existing Term/Tranche A LC Lender: Loan Funding VI LLC

by
/s/ Dean T. Criares
Name: Dean T. Criares
Title: Sr. Managing Director

[[NYCORP:2687405v2:4454W:03/05/07--03:39 p]]

Name of Existing Term/Tranche A LC Lender: Monument Park CDO Ltd.

by
/s/ Dean T. Criares
Name: Dean T. Criares
Title: Sr. Managing Director

Name of Existing Term/Tranche A LC Lender: Prospect Park CDO Ltd.

by
/s/ Dean T. Criares
Name: Dean T. Criares
Title: Sr. Managing Director

Name of Existing Term/Tranche A LC Lender: Inwood Park CDO Ltd.

by
/s/ Dean T. Criares
Name: Dean T. Criares
Title: Sr. Managing Director

Name of Existing Term/Tranche A LC Lender: Essex Park CDO Ltd.

by
/s/ Dean T. Criares
Name: Dean T. Criares
Title: Sr. Managing Director

Name of Existing Term/Tranche A LC Lender: Lafayette Square CDO Ltd.

by
/s/ Dean T. Criares
Name: Dean T. Criares
Title: Sr. Managing Director

Name of Existing Term/Tranche A LC Lender: KIL 2 Loan Funding LLC

by
/s/ Stephen Golina
Name: Stephen Golina
Title: Officer

Name of Existing Term/Tranche A LC Lender: BlueMountain CLO II Ltd.

by
/s/ Kimberly Reina
Name: Kimberly Reina
Title: Associate

[[NYCORP:2687405v2:4454W:03/05/07--03:39 p]]

Name of Existing Term/Tranche A LC Lender: BlueMountain CLO III Ltd.

by
/s/ Kimberly Reina
Name: Kimberly Reina
Title: Associate

Name of Existing Term/Tranche A LC Lender: Oak Hill Credit Partners I, Limited

by
/s/ Scott D. Krass
Name: Scott D. Krass
Title: Authorized Person

Name of Existing Term/Tranche A LC Lender: Oak Hill Credit Partners II, Limited

by
/s/ Scott D. Krass
Name: Scott D. Krass
Title: Authorized Person

Name of Existing Term/Tranche A LC Lender: Oak Hill Credit Partners III, Limited

by
/s/ Scott D. Krass
Name: Scott D. Krass
Title: Authorized Person

Name of Existing Term/Tranche A LC Lender: Oak Hill Credit Partners IV, Limited

by
/s/ Scott D. Krass
Name: Scott D. Krass
Title: Authorized Person

Name of Existing Term/Tranche A LC Lender: CRP V

by
/s/ Scott D. Krass
Name: Scott D. Krass
Title: Authorized Person

[[NYCORP:2687405v2:4454W:03/05/07--03:39 p]]

Name of Existing Term/Tranche A LC Lender: OHA Park Avenue CLO I, Ltd.

by
/s/ Scott D. Krass
Name: Scott D. Krass
Title: Authorized Person

Name of Existing Term/Tranche A LC Lender: Oak Hill Credit Opportunities Financing, Ltd.

by
/s/ Scott D. Krass
Name: Scott D. Krass
Title: Authorized Person

Name of Existing Term/Tranche A LC Lender: Avenue CLO Fund, Limited

by
/s/ Richard D'Addario
Name: Richard D'Addario
Title: Sr. Portfolio Manager

Name of Existing Term/Tranche A LC Lender: Avenue CLO II, Limited

by
/s/ Richard D'Addario
Name: Richard D'Addario
Title: Sr. Portfolio Manager

Name of Existing Term/Tranche A LC Lender: Avenue CLO III, Limited

by
/s/ Richard D'Addario
Name: Richard D'Addario
Title: Sr. Portfolio Manager

Name of Existing Term/Tranche A LC Lender: Avenue CLO IV, Limited

by
/s/ Richard D'Addario
Name: Richard D'Addario
Title: Sr. Portfolio Manager

Name of Existing Term/Tranche A LC Lender: Avenue CLO VI, Limited

by
/s/ Richard D'Addario
Name: Richard D'Addario
Title: Sr. Portfolio Manager

[[NYCORP:2687405v2:4454W:03/05/07--03:39 p]]

Name of Existing Term/Tranche A LC Lender: Goldman Sachs Credit Partners, LLC

by
/s/ Philip F. Green
Name: Philip F. Green
Title: Authorized Signatory

Name of Existing Term/Tranche A LC Lender: Carlyle Loan Investment, Ltd.

by
/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

Name of Existing Term/Tranche A LC Lender: Carlyle High Yield Partners IV, Ltd.

by
/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

Name of Existing Term/Tranche A LC Lender: Carlyle Loan Opportunity Fund

by
/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

Name of Existing Term/Tranche A LC Lender: Carlyle High Yield Partners VI, Ltd.

by
/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

Name of Existing Term/Tranche A LC Lender: Carlyle High Yield Partners VII, Ltd.

by
/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

[[NYCORP:2687405v2:4454W:03/05/07--03:39 p]]

Name of Existing Term/Tranche A LC Lender: Carlyle High Yield Partners VIII, Ltd.

by
/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

Name of Existing Term/Tranche A LC Lender: Carlyle High Yield Partners IX, Ltd.

by
/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

Name of Existing Term/Tranche A LC Lender: Carlyle High Yield Partners X, Ltd.

by
/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

Name of Existing Term/Tranche A LC Lender: Carlyle Capital Investment Limited

by
/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

Name of Existing Term/Tranche A LC Lender: Gulf Stream-Compass CLO 2003-I Ltd.

by
/s/ Barry K. Love
Name: Barry K. Love
Title: Chief Credit Officer

Name of Existing Term/Tranche A LC Lender: Gulf Stream-Compass CLO 2005-II Ltd.

by
/s/ Barry K. Love
Name: Barry K. Love
Title: Chief Credit Officer

[[NYCORP:2687405v2:4454W:03/05/07--03:39 p]]

Name of Existing Term/Tranche A LC Lender: Gulf Stream-Rashinban CLO 2006-I Ltd.

by
/s/ Barry K. Love
Name: Barry K. Love
Title: Chief Credit Officer

Name of Existing Term/Tranche A LC Lender: Gulf Stream-Sextant CLO 2006-I Ltd.

by
/s/ Barry K. Love
Name: Barry K. Love
Title: Chief Credit Officer

Name of Existing Term/Tranche A LC Lender: Gulf Stream-Sextant CLO 2007-I Ltd.

by
/s/ Barry K. Love
Name: Barry K. Love
Title: Chief Credit Officer

Name of Existing Term/Tranche A LC Lender: Blue Square Funding Limited Series 3

by
/s/ Deirdre Whorton
Name: Deirdre Whorton
Title: AVP

Name of Existing Term/Tranche A LC Lender: Blue Square Funding Limited Series 3

by
/s/ Edward Schaffer
Name: Edward Schaffer
Title: VP

Name of Existing Term/Tranche A LC Lender: TRS 1 LLC

by
/s/ Deirdre Whorton
Name: Deirdre Whorton
Title: AVP

[[NYCORP:2687405v2:4454W:03/05/07--03:39 p]]

Name of Existing Term/Tranche A LC Lender: TRS 1 LLC

by
/s/ Edward Schaffer
Name: Edward Schaffer
Title: VP

Name of Existing Term/Tranche A LC Lender: KKR Financial CLO 2005-1, Ltd.

by
/s/ Morgan W. Falk
Name: Morgan W. Falk
Title: Authorized Signatory

Name of Existing Term/Tranche A LC Lender: STK CFPI Loan Funding LLC

by
/s/ Thomas Anthony Naville
Name: Thomas Anthony Naville
Title: Authorized Signatory

Name of Existing Term/Tranche A LC Lender: Citibank, NA

by
/s/ Christine M. Kanicki
Name: Christine M. Kanicki
Title: Attorney-In-Fact

Name of Existing Term/Tranche A LC Lender: Symphony Credit Opportunities Fund

by
/s/ Gunther Stein
Name: Gunther Stein
Title: Director of Fixed Income Strategies

Name of Existing Term/Tranche A LC Lender: Nuyeen Floating Rate Income Opportunity Fund

by
/s/ Gunther Stein
Name: Gunther Stein
Title: Director of Fixed Income Strategies

[[NYCORP:2687405v2:4454W:03/05/07--03:39 p]]

Name of Existing Term/Tranche A LC Lender: Nuyeen Floating Rate Income Fund

by
/s/ Gunther Stein
Name: Gunther Stein
Title: Director of Fixed Income Strategies

Name of Existing Term/Tranche A LC Lender: Nuyeen Senior Income Fund

by
/s/ Gunther Stein
Name: Gunther Stein
Title: Director of Fixed Income Strategies

Name of Existing Term/Tranche A LC Lender: Grand Central Asset Trust, STK Series

by
/s/ Jeff Parkinson
Name: Jeff Parkinson
Title: Attorney-In-Fact

Name of Existing Term/Tranche A LC Lender: Yorkville CBNA Loan Funding LLC

by
/s/ Jeff Parkinson
Name: Jeff Parkinson
Title: Attorney-In-Fact

Name of Existing Term/Tranche A LC Lender: Sparks CBNA Loan Funding LLC

by
/s/ Jeff Parkinson
Name: Jeff Parkinson
Title: Attorney-In-Fact

Name of Existing Term/Tranche A LC Lender: Rivendell CBNA Loan Funding LLC

by
/s/ Jeff Parkinson
Name: Jeff Parkinson
Title: Attorney-In-Fact

[[NYCORP:2687405v2:4454W:03/05/07--03:39 p]]

Name of Existing Term/Tranche A LC Lender: Grand Central Asset Trust, CIT Series

by
/s/ Jeff Parkinson
Name: Jeff Parkinson
Title: Attorney-In-Fact

Name of Existing Term/Tranche A LC Lender: Grand Central Asset Trust, HLD Series

by
/s/ Jeff Parkinson
Name: Jeff Parkinson
Title: Attorney-In-Fact

Name of Existing Term/Tranche A LC Lender: Grand Central Asset Trust, Gaia Series

by
/s/ Jeff Parkinson
Name: Jeff Parkinson
Title: Attorney-In-Fact

Name of Existing Term/Tranche A LC Lender: Trumbull THC2 Loan Funding LLC

by
/s/ Jeff Parkinson
Name: Jeff Parkinson
Title: Attorney-In-Fact

Name of Existing Term/Tranche A LC Lender: Stedman CBNA Loan Funding LLC

by
/s/ Jeff Parkinson
Name: Jeff Parkinson
Title: Attorney-In-Fact

Name of Existing Term/Tranche A LC Lender: Bushnell CBNA Loan Funding LLC

by
/s/ Jeff Parkinson
Name: Jeff Parkinson
Title: Attorney-In-Fact

[[NYCORP:2687405v2:4454W:03/05/07--03:39 p]]

Name of Existing Term/Tranche A LC Lender: Beecher CBNA Loan Funding LLC

by
/s/ Jeff Parkinson
Name: Jeff Parkinson
Title: Attorney-In-Fact

Name of Existing Term/Tranche A LC Lender: Grand Central Asset Trust, CED Series

by
/s/ Jeff Parkinson
Name: Jeff Parkinson
Title: Attorney-In-Fact

Name of Existing Term/Tranche A LC Lender: Grand Central Asset Trust, BDC Series

by
/s/ Jeff Parkinson
Name: Jeff Parkinson
Title: Attorney-In-Fact

Name of Existing Term/Tranche A LC Lender: Canpartners Investments IV, LLC

by
/s/ Joshua S. Friedman
Name: Joshua S. Friedman
Title: Authorized Signatory

Name of Existing Term/Tranche A LC Lender: Granite Ventures I Ltd.

by
/s/ Michael W. Delpercio
Name: Michael W. Delpercio
Title: Authorized Signatory

Name of Existing Term/Tranche A LC Lender: Granite Ventures II Ltd.

by
/s/ Michael W. Delpercio
Name: Michael W. Delpercio
Title: Authorized Signatory

[[NYCORP:2687405v2:4454W:03/05/07--03:39 p]]

Name of Existing Term/Tranche A LC Lender: Granite Ventures III Ltd.

by
/s/ Michael W. Delpercio
Name: Michael W. Delpercio
Title: Authorized Signatory

Name of Existing Term/Tranche A LC Lender: Rampart CLO I Ltd.

by
/s/ Michael W. Delpercio
Name: Michael W. Delpercio
Title: Authorized Signatory

Name of Existing Term/Tranche A LC Lender: Stone Tower CDO II Ltd.

by
/s/ Michael W. Delpercio
Name: Michael W. Delpercio
Title: Authorized Signatory

Name of Existing Term/Tranche A LC Lender: Stone Tower CLO III Ltd.

by
/s/ Michael W. Delpercio
Name: Michael W. Delpercio
Title: Authorized Signatory

Name of Existing Term/Tranche A LC Lender: Stone Tower CDO Ltd.

by
/s/ Michael W. Delpercio
Name: Michael W. Delpercio
Title: Authorized Signatory

Name of Existing Term/Tranche A LC Lender: Stone Tower CLO V Ltd.

by
/s/ Michael W. Delpercio
Name: Michael W. Delpercio
Title: Authorized Signatory

Name of Existing Term/Tranche A LC Lender: Stone Tower CLO IV Ltd.

by
/s/ Michael W. Delpercio
Name: Michael W. Delpercio
Title: Authorized Signatory

[[NYCORP:2687405v2:4454W:03/05/07--03:39 p]]

Name of Existing Term/Tranche A LC Lender: Stone Tower Credit Funding I Ltd.

by
/s/ Michael W. Delpercio
Name: Michael W. Delpercio
Title: Authorized Signatory

Name of Existing Term/Tranche A LC Lender: Stone Tower CLO VI Ltd.

by
/s/ Michael W. Delpercio
Name: Michael W. Delpercio
Title: Authorized Signatory

Name of Existing Term/Tranche A LC Lender: VS CFPI Loan Funding LLC

by
/s/ Harriet Henry
Name: Harriet Henry
Title:

Name of Existing Term/Tranche A LC Lender: VS CBNA Loan Funding LLC

by
/s/ Harriet Henry
Name: Harriet Henry
Title:

Name of Existing Term/Tranche A LC Lender: Ardsley CLO I Ltd.

by
/s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Officer

Name of Existing Term/Tranche A LC Lender: Katonah IX CLO Ltd.

by
/s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Officer

Name of Existing Term/Tranche A LC Lender: Greenwich International Ltd.

by
/s/ Brett Kibbe
Name: Brett Kibbe
Title: SVP

[[NYCORP:2687405v2:4454W:03/05/07--03:39 p]]

Name of Existing Term/Tranche A LC Lender: Fraser Sullivan CLO I Ltd.

by
/s/ David Endler
Name: David Endler
Title: Partner

Name of Existing Term/Tranche A LC Lender: Fraser Sullivan CLO II Ltd.

by
/s/ David Endler
Name: David Endler
Title: Partner

Name of Existing Term/Tranche A LC Lender: Fraser Sullivan Credit Strategies Funding Ltd.

by
/s/ David Endler
Name: David Endler
Title: Partner

Name of Existing Term/Tranche A LC Lender: Trimaran CLO VII Ltd

by
/s/ David M. Millison
Name: David M. Millison
Title: Managing Director

Name of Existing Term/Tranche A LC Lender: Trimaran CLO VI Ltd

by
/s/ David M. Millison
Name: David M. Millison
Title: Managing Director

Name of Existing Term/Tranche A LC Lender: Trimaran CLO V Ltd

by
/s/ David M. Millison
Name: David M. Millison
Title: Managing Director

Name of Existing Term/Tranche A LC Lender: Trimaran CLO IV Ltd

by
/s/ David M. Millison
Name: David M. Millison
Title: Managing Director

[[NYCORP:2687405v2:4454W:03/05/07--03:39 p]]

Name of Existing Term/Tranche A LC Lender: Cross Creek Funding LLC

by
/s/ Kristi Milton
Name: Kristi Milton
Title: AVP

Name of Existing Term/Tranche A LC Lender: R2 Top Hat, Ltd.

by
/s/ Brandon Teague
Name: Brandon Teague
Title: Asst. Secretary

Name of Existing Term/Tranche A LC Lender: TRS HY FNDS LLC

by
/s/ Deborah O'Keefe
Name: Deborah O'Keefe
Title: VP

Name of Existing Term/Tranche A LC Lender: TRS HY FNDS LLC

by
/s/ Deirdre Whorton
Name: Deirdre Whorton
Title: AVP

Name of Existing Term/Tranche A LC Lender: Vitesse CLO Ltd.

by
/s/ Stepen Suo
Name: Stepen Suo
Title: VP

Name of Existing Term/Tranche A LC Lender: Vitesse CLO Ltd.

by
/s/ Scott Whalen
Name: Scott Whalen
Title: VP

Name of Existing Term/Tranche A LC Lender: Velocity CLO Ltd

by
/s/ Stepen Suo
Name: Stepen Suo
Title: VP

[[NYCORP:2687405v2:4454W:03/05/07--03:39 p]]

Name of Existing Term/Tranche A LC Lender: Velocity CLO Ltd

by
/s/ Scott Whalen
Name: Scott Whalen
Title: VP

Name of Existing Term/Tranche A LC Lender: TCW Senior Secured Floarting Rate Loan Fund, LP

by
/s/ Stepen Suo
Name: Stepen Suo
Title: VP

Name of Existing Term/Tranche A LC Lender: TCW Senior Secured Floarting Rate Loan Fund, LP

by
/s/ Scott Whalen
Name: Scott Whalen
Title: VP

Name of Existing Term/Tranche A LC Lender: TCW Senior Secured Loan Fund

by
/s/ Stepen Suo
Name: Stepen Suo
Title: VP

Name of Existing Term/Tranche A LC Lender: TCW Senior Secured Loan Fund

by
/s/ Scott Whalen
Name: Scott Whalen
Title: VP

Name of Existing Term/Tranche A LC Lender: TCW Select Loan Fund. Limited

by
/s/ Stepen Suo
Name: Stepen Suo
Title: VP

Name of Existing Term/Tranche A LC Lender: TCW Select Loan Fund. Limited

by
/s/ Scott Whalen
Name: Scott Whalen
Title: VP

[[NYCORP:2687405v2:4454W:03/05/07--03:39 p]]

Name of Existing Term/Tranche A LC Lender: MAC Capital, Ltd.

by
/s/ Stepen Suo
Name: Stepen Suo
Title: VP

Name of Existing Term/Tranche A LC Lender: MAC Capital, Ltd.

by
/s/ Scott Whalen
Name: Scott Whalen
Title: VP

Name of Existing Term/Tranche A LC Lender: Loan Funding I LLC

by
/s/ Stepen Suo
Name: Stepen Suo
Title: VP

Name of Existing Term/Tranche A LC Lender: Loan Funding I LLC

by
/s/ Scott Whalen
Name: Scott Whalen
Title: VP

Name of Existing Term/Tranche A LC Lender: First 2004-II CLO, Ltd.

by
/s/ Stepen Suo
Name: Stepen Suo
Title: VP

Name of Existing Term/Tranche A LC Lender: First 2004-II CLO, Ltd.

by
/s/ Scott Whalen
Name: Scott Whalen
Title: VP

Name of Existing Term/Tranche A LC Lender: First 2004-I CLO, Ltd.

[[NYCORP:2687405v2:4454W:03/05/07--03:39 p]]

by
/s/ Stepen Suo
Name: Stepen Suo
Title: VP

Name of Existing Term/Tranche A LC Lender: First 2004-I CLO, Ltd.

by
/s/ Scott Whalen
Name: Scott Whalen
Title: VP

Name of Existing Term/Tranche A LC Lender: Celerity CLO Limited

by
/s/ Stepen Suo
Name: Stepen Suo
Title: VP

Name of Existing Term/Tranche A LC Lender: Celerity CLO Limited

by
/s/ Scott Whalen
Name: Scott Whalen
Title: VP

Name of Existing Term/Tranche A LC Lender: West Bend Mutual Insurance Company

by
/s/ Stepen Suo
Name: Stepen Suo
Title: VP

Name of Existing Term/Tranche A LC Lender: West Bend Mutual Insurance Company

by
/s/ Scott Whalen
Name: Scott Whalen
Title: VP

Name of Existing Term/Tranche A LC Lender: Fidelity Securities Fund: Fidelity Real Estate Income Fund

by
/s/ John Costello
Name: John Costello
Title: Asst. Treasurer

[[NYCORP:2687405v2:4454W:03/05/07--03:39 p]]

[[NYCORP:2687405v2:4454W:03/05/07--03:39 p]]

Name of Existing Term/Tranche A LC Lender: Fidelity Commonwealth Trust: Fidelity Real Return Fund

by
/s/ John Costello
Name: John Costello
Title: Asst. Treasurer

Name of Existing Term/Tranche A LC Lender: Fidelity Central Investment Portfolios LLC: Fidelity Floating Rate Central Investment Portfolio

by
/s/ John Costello
Name: John Costello
Title: Asst. Treasurer

Name of Existing Term/Tranche A LC Lender: Fidelity Advisor Series II: Fidelity Advisor Floating Rate High Income Fund

by
/s/ John Costello
Name: John Costello
Title: Asst. Treasurer

Name of Existing Term/Tranche A LC Lender: Ballyrock CLO II Limited

by
/s/ Lisa Rymut
Name: Lisa Rymut
Title: Asst. Treasurer

Name of Existing Term/Tranche A LC Lender: Ballyrock CLO III Limited

by
/s/ Lisa Rymut
Name: Lisa Rymut
Title: Asst. Treasurer

Name of Existing Term/Tranche A LC Lender: Ballyrock CLO 2006-1 Limited

by
/s/ Lisa Rymut
Name: Lisa Rymut
Title: Asst. Treasurer

[[NYCORP:2687405v2:4454W:03/05/07--03:39 p]]

Name of Existing Term/Tranche A LC Lender: Ballyrock CLO 2006-2 Limited

by
/s/ Lisa Rymut
Name: Lisa Rymut
Title: Asst. Treasurer

Name of Existing Term/Tranche A LC Lender: Telos CLO 2007-2 Ltd.

by
/s/ Jonathan Tepper
Name: Jonathan Tepper
Title: Principal

Name of Existing Term/Tranche A LC Lender: OCM High Yield Plus Fund, LP

by
/s/ Timothy J. Andrews
Name: Timothy J. Andrews
Title: Managing Director

Name of Existing Term/Tranche A LC Lender: OCM High Yield Plus Fund, LP

by
/s/ Richard Ting
Name: Richard Ting
Title: Sr. VP, Legal

Name of Existing Term/Tranche A LC Lender: Seminole Funding LLC

by
/s/ Kristi Milton
Name: Kristi Milton
Title: AVP

Name of Existing Term/Tranche A LC Lender: UBS AG, Stamford Branch

by
/s/ Douglas Gervolino
Name: Douglas Gervolino
Title: Assoc. Director

Name of Existing Term/Tranche A LC Lender: UBS AG, Stamford Branch

by
/s/ Steven J. Nibur
Name: Steven J. Nibur
Title: Assoc. Director

[[NYCORP:2687405v2:4454W:03/05/07--03:39 p]]

Name of Existing Term/Tranche A LC Lender: KBC Financial Products (Cayman Islands) Ltd.

by
/s/ Arthur W. Strassle
Name: Arthur W. Strassle
Title: EVP

Name of Existing Term/Tranche A LC Lender: KBC Financial Products (Cayman Islands) Ltd.

by
/s/ J. Paddington
Name: J. Paddington
Title:

Name of Existing Term/Tranche A LC Lender: CIFC Funding 2006-I, Ltd.

by
/s/ Steve Vaccaro
Name: Steve Vaccaro
Title: Chief Credit Officer

Name of Existing Term/Tranche A LC Lender: CIFC Funding 2006-IB, Ltd.

by
/s/ Steve Vaccaro
Name: Steve Vaccaro
Title: Chief Credit Officer

Name of Existing Term/Tranche A LC Lender: CIFC Funding 2006-II, Ltd.

by
/s/ Steve Vaccaro
Name: Steve Vaccaro
Title: Chief Credit Officer

Name of Existing Term/Tranche A LC Lender: TRS LEDA LLC

by
/s/ Deirdre Whorton
Name: Deirdre Whorton
Title: AVP

Name of Existing Term/Tranche A LC Lender: TRS LEDA LLC

by
/s/ Edward Schaffer
Name: Edward Schaffer
Title: VP

[[NYCORP:2687405v2:4454W:03/05/07--03:39 p]]

Name of Existing Term/Tranche A LC Lender: LL Sahalee Funding LLC

by
/s/ Kristi Milton
Name: Kristi Milton
Title: AVP

Name of Existing Term/Tranche A LC Lender: Mt. Wilson CLO Ltd.

by
/s/ Kelly Olsen
Name: Kelly Olsen
Title: Authorized Signatory

Name of Existing Term/Tranche A LC Lender: Western Asset Core Plus Portfolio

by
/s/ Kelly Olsen
Name: Kelly Olsen
Title: Authorized Signatory

Name of Existing Term/Tranche A LC Lender: Western Asset Floating Rate High Income Fund, LLC

by
/s/ Kelly Olsen
Name: Kelly Olsen
Title: Authorized Signatory

Name of Existing Term/Tranche A LC Lender: TRS GSC Credit Strategies LLC

by
/s/ Deirdre Whorton
Name: Deirdre Whorton
Title: AVP

Name of Existing Term/Tranche A LC Lender: TRS GSC Credit Strategies LLC

by
/s/ Edward Schaffer
Name: Edward Schaffer
Title: VP

[[NYCORP:2687405v2:4454W:03/05/07--03:39 p]]

Name of Existing Term/Tranche A LC Lender: Riviera Funding LLC

by
/s/ Kristi Milton
Name: Kristi Milton
Title: AVP

Name of Existing Term/Tranche A LC Lender: Veritas CLO II, Ltd.

by
/s/ John T. Spellman
Name: John T. Spellman
Title: Attorney-In-Fact

Name of Existing Term/Tranche A LC Lender: Veritas CLO I, Ltd.

by
/s/ John T. Spellman
Name: John T. Spellman
Title: Attorney-In-Fact

Name of Existing Term/Tranche A LC Lender: Prospero CLO I, BV

by
/s/ John T. Spellman
Name: John T. Spellman
Title: Attorney-In-Fact

Name of Existing Term/Tranche A LC Lender: Bear Stearns Investment Products Inc.

by
/s/ Jonathan Weiss
Name: Jonathan Weiss
Title: Authorized Signatory

Name of Existing Term/Tranche A LC Lender: Bear Stearns Credit Products Inc.

by
/s/ Jefftry Tuck
Name: Jefftry Tuck
Title: Authorized Signatory

Name of Existing Term/Tranche A LC Lender: Founders Grove CLO, Ltd.

by
/s/ Brad Langs
Name: Brad Langs
Title: Officer

[[NYCORP:2687405v2:4454W:03/05/07--03:39 p]]

Name of Existing Term/Tranche A LC Lender: Grant Grove CLO, Ltd.

by
/s/ Brad Langs
Name: Brad Langs
Title: Officer

Name of Existing Term/Tranche A LC Lender: Celerina Funding

by
/s/ Neam Ahmed
Name: Neam Ahmed
Title: Authorized Signatory

Name of Existing Term/Tranche A LC Lender: Emerald Orchard Limited

by
/s/ Neam Ahmed
Name: Neam Ahmed
Title: Authorized Signatory

Name of Existing Term/Tranche A LC Lender: Forest Hills Blocker Ltd.

by
/s/ Jay A. Schodenfarber
Name: Jay A. Schodenfarber
Title: Attorney-In-Fact

Name of Existing Term/Tranche A LC Lender: Satellite Senior Income Fund, LLC

by
/s/ Simon Rayxher
Name: Simon Rayxher
Title: General Counsel

Name of Existing Term/Tranche A LC Lender: Kamunting Street Master Fund LP

by
/s/ Gregor Dannacker
Name: Gregor Dannacker
Title: Director of Research

Name of Existing Term/Tranche A LC Lender: First Commercial Bank

by
/s/ Jason Boetz
Name: Jason Boetz
Title: AVP

[[NYCORP:2687405v2:4454W:03/05/07--03:39 p]]

Name of Existing Term/Tranche A LC Lender: Wells Fargo Bank, NA

by
/s/ Peta Swidler
Name: Peta Swidler
Title: SVP

Name of Existing Term/Tranche A LC Lender: Putnam Floating Rate Income Fund

by
/s/ Beth Mazor
Name: Beth Mazor
Title: VP

Name of Existing Term/Tranche A LC Lender: Putnam Bank Loan Fund (Cayman) Master Fund

by
/s/ Angela Patel
Name: Angela Patel
Title: VP

Name of Existing Term/Tranche A LC Lender: Boston Harbor CLO 2004-I, Ltd.

by
/s/ Beth Mazor
Name: Beth Mazor
Title: VP

Name of Existing Term/Tranche A LC Lender: Putnam Variable Trust - PVT High Yield Fund

by
/s/ Beth Mazor
Name: Beth Mazor
Title: VP

Name of Existing Term/Tranche A LC Lender: Putnam High Yield Advantage Fund

by
/s/ Beth Mazor
Name: Beth Mazor
Title: VP

[[NYCORP:2687405v2:4454W:03/05/07--03:39 p]]

Name of Existing Term/Tranche A LC Lender: Putnam High Yield Trust

by
/s/ Beth Mazor
Name: Beth Mazor
Title: VP

Name of Existing Term/Tranche A LC Lender: Putnam Diversified Income Trust

by
/s/ Beth Mazor
Name: Beth Mazor
Title: VP

Name of Existing Term/Tranche A LC Lender: Putnam Master Intermediate Income Trust

by
/s/ Beth Mazor
Name: Beth Mazor
Title: VP

Name of Existing Term/Tranche A LC Lender: Putnam Premier Income Trust

by
/s/ Beth Mazor
Name: Beth Mazor
Title: VP

Name of Existing Term/Tranche A LC Lender: Putnam Variable Trust - PVT Diversified Income Fund

by
/s/ Beth Mazor
Name: Beth Mazor
Title: VP

Name of Existing Term/Tranche A LC Lender: Black Diamond CLO 2005-1 Ltd.

by
/s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title: Managing Principal

Name of Existing Term/Tranche A LC Lender: Black Diamond CLO 2005-2 Ltd.

by
/s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title: Managing Principal

[[NYCORP:2687405v2:4454W:03/05/07--03:39 p]]

Name of Existing Term/Tranche A LC Lender: Black Diamond CLO 2005-1 (Cayman), Ltd.

by
/s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title: Managing Principal

Name of Existing Term/Tranche A LC Lender: Black Diamond International Funding, Ltd.

by
/s/ Simon Wetherell
Name: Simon Wetherell
Title: Director

Name of Existing Term/Tranche A LC Lender: OLIGRA 43

by
/s/ Neam Ahmed
Name: Neam Ahmed
Title: Authorized Signatory

Name of Existing Term/Tranche A LC Lender: Fremont CBNA Loan Funding, LLC

by
/s/ David Balmert
Name: David Balmert
Title: Attorney-In-Kind

Name of Existing Term/Tranche A LC Lender: Nationwide Life Insurance Company

by
/s/ Joseph P. Young
Name: Joseph P. Young
Title: Authorized Signatory

Name of Existing Term/Tranche A LC Lender: Wells Capital Management 12222133

by
/s/ Zachary Tyler
Name: Zachary Tyler
Title: Authorized Signatory

[[NYCORP:2687405v2:4454W:03/05/07--03:39 p]]

[[NYCORP:2687405v2:4454W:03/05/07--03:39 p]]

Name of Existing Term/Tranche A LC Lender: Wells Capital Management 13702900

by
/s/ Zachary Tyler
Name: Zachary Tyler
Title: Authorized Signatory

Name of Existing Term/Tranche A LC Lender: Wells Capital Management 14945000

by
/s/ Zachary Tyler
Name: Zachary Tyler
Title: Authorized Signatory

Name of Existing Term/Tranche A LC Lender: Vulcan Ventures, Inc.

by
/s/ Zachary Tyler
Name: Zachary Tyler
Title: Authorized Signatory

Name of Existing Term/Tranche A LC Lender: Wells Capital Management 16463700

by
/s/ Zachary Tyler
Name: Zachary Tyler
Title: Authorized Signatory

Name of Existing Term/Tranche A LC Lender: Wells Capital Management 16896700

by
/s/ Zachary Tyler
Name: Zachary Tyler
Title: Authorized Signatory

Name of Existing Term/Tranche A LC Lender: Wells Capital Management 16959700

by
/s/ Zachary Tyler
Name: Zachary Tyler
Title: Authorized Signatory

[[NYCORP:2687405v2:4454W:03/05/07--03:39 p]]

Name of Existing Term/Tranche A LC Lender: Wells Capital Management 16959701

by
/s/ Zachary Tyler
Name: Zachary Tyler
Title: Authorized Signatory

Name of Existing Term/Tranche A LC Lender: Wells Capital Management 17299500

by
/s/ Zachary Tyler
Name: Zachary Tyler
Title: Authorized Signatory

Name of Existing Term/Tranche A LC Lender: Wells Capital Management 18866500

by
/s/ Zachary Tyler
Name: Zachary Tyler
Title: Authorized Signatory

Name of Existing Term/Tranche A LC Lender: Silverado CLO 2006-I Limited

by
/s/ Zachary Tyler
Name: Zachary Tyler
Title: Authorized Signatory

Name of Existing Term/Tranche A LC Lender: NYLIM Flatiron CLO 2003-1 Ltd.

by
/s/ F. Berthelot
Name: F. Berthelot
Title: Director

Name of Existing Term/Tranche A LC Lender: NYLIM Flatiron CLO 2005-1 Ltd.

by
/s/ F. Berthelot
Name: F. Berthelot
Title: Director

[[NYCORP:2687405v2:4454W:03/05/07--03:39 p]]

Name of Existing Term/Tranche A LC Lender: NYLIM Flatiron CLO 2004-1 Ltd.

by
/s/ F. Berthelot
Name: F. Berthelot
Title: Director

Name of Existing Term/Tranche A LC Lender: NYLIM Flatiron CLO 2006-1 Ltd.

by
/s/ F. Berthelot
Name: F. Berthelot
Title: Director

Name of Existing Term/Tranche A LC Lender: Mainstay Floating Rate Fund, a series of Eclipse Fund, LLC by
/s/ F. Berthelot
Name: F. Berthelot
Title: Director

Name of Existing Term/Tranche A LC Lender: Mainstay Income Manager Fund, a series of Eclipse Fund, LLC by
/s/ F. Berthelot
Name: F. Berthelot
Title: Director

Name of Existing Term/Tranche A LC Lender: NYLIM Institutional Floating Rate Fund, LP

by
/s/ F. Berthelot
Name: F. Berthelot
Title: Director

Name of Existing Term/Tranche A LC Lender: Mainstay VP Floating Rate Portfolio, a series of Mainstay VP Series, LLC by
/s/ F. Berthelot
Name: F. Berthelot
Title: Director

[[NYCORP:2687405v2:4454W:03/05/07--03:39 p]]

Name of Existing Term/Tranche A LC Lender: Credit Suisse Capital LLC

by
/s/ Michael T. Wotanowski
Name: Michael T. Wotanowski
Title: VP

Name of Existing Term/Tranche A LC Lender: Avalon Capital Ltd. 3

by
/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

Name of Existing Term/Tranche A LC Lender: Belhurst CLO Ltd.

by
/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

Name of Existing Term/Tranche A LC Lender: Champlain CLO, Ltd.

by
/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

Name of Existing Term/Tranche A LC Lender: Diversified Credit Portfolio Ltd.

by
/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

Name of Existing Term/Tranche A LC Lender: AIM Floating Rate Fund

by
/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

Name of Existing Term/Tranche A LC Lender: Katonah V, Ltd.

by
/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

[[NYCORP:2687405v2:4454W:03/05/07--03:39 p]]

Name of Existing Term/Tranche A LC Lender: Limerock CLO I

by
/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

Name of Existing Term/Tranche A LC Lender: Loan Funding IX LLC

by
/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

Name of Existing Term/Tranche A LC Lender: Nautique Funding II Ltd.

by
/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

Name of Existing Term/Tranche A LC Lender: Nautique Funding Ltd.

by
/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

Name of Existing Term/Tranche A LC Lender: Sagamore CLO Ltd.

by
/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

Name of Existing Term/Tranche A LC Lender: Sagamore CLO I, Limited

by
/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

Name of Existing Term/Tranche A LC Lender: Wasatch CLO Ltd.

by
/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

[[NYCORP:2687405v2:4454W:03/05/07--03:39 p]]

Name of Existing Term/Tranche A LC Lender: Atlas Loan Funding (Navigator), LLC

by
/s/ Diana M. Himes
Name: Diana M. Himes
Title: VP

Name of Existing Term/Tranche A LC Lender: Greywolf CLO I, Ltd.

by
/s/ William Troy
Name: William Troy
Title: Authorized Signatory

Name of Existing Term/Tranche A LC Lender: Atlas Loan Funding (Hartford), LLC

by
/s/ Diana M. Himes
Name: Diana M. Himes
Title: VP

Name of Existing Term/Tranche A LC Lender: WB Loan Funding 3, LLC

by
/s/ Diana M. Himes
Name: Diana M. Himes
Title: VP

Name of Existing Term/Tranche A LC Lender: United Enhanced Income Pool

by
/s/ Geof Marshall
Name: Geof Marshall
Title: Portfolio Manager

Name of Existing Term/Tranche A LC Lender: Institutional Managed Income Pool

by
/s/ Geof Marshall
Name: Geof Marshall
Title: Portfolio Manager

[[NYCORP:2687405v2:4454W:03/05/07--03:39 p]]

Name of Existing Term/Tranche A LC Lender: CI Signature Corporate Bond Fund

by
/s/ Geof Marshall
Name: Geof Marshall
Title: Portfolio Manager

Name of Existing Term/Tranche A LC Lender: CI Signature High Income Corporate CLO

by
/s/ Geof Marshall
Name: Geof Marshall
Title: Portfolio Manager

Name of Existing Term/Tranche A LC Lender: CI Signature High Income Fund

by
/s/ Geof Marshall
Name: Geof Marshall
Title: Portfolio Manager

Name of Existing Term/Tranche A LC Lender: CI Signature Income and Growth Corporate Class

by
/s/ Geof Marshall
Name: Geof Marshall
Title: Portfolio Manager

Name of Existing Term/Tranche A LC Lender: CI Signature Income and Growth Fund

by
/s/ Geof Marshall
Name: Geof Marshall
Title: Portfolio Manager

Name of Existing Term/Tranche A LC Lender: Skylon Growth and Income Trust

by
/s/ Geof Marshall
Name: Geof Marshall
Title: Portfolio Manager

[[NYCORP:2687405v2:4454W:03/05/07--03:39 p]]

Name of Existing Term/Tranche A LC Lender: Amherst CLO, Ltd.

by
/s/ Brian Lohrding
Name: Brian Lohrding
Title: Treasurer

Name of Existing Term/Tranche A LC Lender: Brentwood CLO Ltd.

by
/s/ Brian Lohrding
Name: Brian Lohrding
Title: Treasurer

Name of Existing Term/Tranche A LC Lender: Balland CLO, Ltd.

by
/s/ Brian Lohrding
Name: Brian Lohrding
Title: Treasurer

Name of Existing Term/Tranche A LC Lender: Employers Insurance Company of Wausan

by
/s/ Brian Lohrding
Name: Brian Lohrding
Title: Treasurer

Name of Existing Term/Tranche A LC Lender: First Trust/Highland Capital Floating Rate Income Fund

by
/s/ M. Jason Blackburn
Name: M. Jason Blackburn
Title: Treasurer

Name of Existing Term/Tranche A LC Lender: Gleneagles CLO, Ltd.

by
/s/ Brian Lohrding
Name: Brian Lohrding
Title: Treasurer

[[NYCORP:2687405v2:4454W:03/05/07--03:39 p]]

Name of Existing Term/Tranche A LC Lender: First Trust/Highland Capital Floating Rate Income Fund II

by
/s/ M. Jason Blackburn
Name: M. Jason Blackburn
Title: Treasurer

Name of Existing Term/Tranche A LC Lender: Grayson CLO, Ltd.

by
/s/ Brian Lohrding
Name: Brian Lohrding
Title: Treasurer

Name of Existing Term/Tranche A LC Lender: Harrison CLO, Ltd.

by
/s/ Brian Lohrding
Name: Brian Lohrding
Title: Treasurer

Name of Existing Term/Tranche A LC Lender: Highland Credit Strategies Fund

by
/s/ M. Jason Blackburn
Name: M. Jason Blackburn
Title: Treasurer

Name of Existing Term/Tranche A LC Lender: Highland Floating Rate Advantage Fund

by
/s/ M. Jason Blackburn
Name: M. Jason Blackburn
Title: Treasurer

Name of Existing Term/Tranche A LC Lender: Highland Floating Rate LLC

by
/s/ M. Jason Blackburn
Name: M. Jason Blackburn
Title: Treasurer

Name of Existing Term/Tranche A LC Lender: Highland Offshore Partners, LP

by
/s/ Brian Lohrding
Name: Brian Lohrding
Title: Treasurer

[[NYCORP:2687405v2:4454W:03/05/07--03:39 p]]

Name of Existing Term/Tranche A LC Lender: Jasper CLO, Ltd.

by
/s/ Brian Lohrding
Name: Brian Lohrding
Title: Treasurer

Name of Existing Term/Tranche A LC Lender: Liberty CLO, Ltd.

by
/s/ Brian Lohrding
Name: Brian Lohrding
Title: Treasurer

Name of Existing Term/Tranche A LC Lender: Liberty Mutual Fire Insurance Company

by
/s/ Brian Lohrding
Name: Brian Lohrding
Title: Treasurer

Name of Existing Term/Tranche A LC Lender: Liberty Mutual Insurance Company

by
/s/ Brian Lohrding
Name: Brian Lohrding
Title: Treasurer

Name of Existing Term/Tranche A LC Lender: Loan Funding IV LLC

by
/s/ Brian Lohrding
Name: Brian Lohrding
Title: Treasurer

Name of Existing Term/Tranche A LC Lender: Loan Funding VII LLC

by
/s/ Brian Lohrding
Name: Brian Lohrding
Title: Treasurer

[[NYCORP:2687405v2:4454W:03/05/07--03:39 p]]

Name of Existing Term/Tranche A LC Lender: Loan Star State Trust

by
/s/ Brian Lohrding
Name: Brian Lohrding
Title: Treasurer

Name of Existing Term/Tranche A LC Lender: Pioneer Floating Rate Trust

by
/s/ M. Jason Blackburn
Name: M. Jason Blackburn
Title: Treasurer

Name of Existing Term/Tranche A LC Lender: Red River CLO Ltd.

by
/s/ Brian Lohrding
Name: Brian Lohrding
Title: Treasurer

Name of Existing Term/Tranche A LC Lender: Rockwall CDO Ltd.

by
/s/ Brian Lohrding
Name: Brian Lohrding
Title: Treasurer

Name of Existing Term/Tranche A LC Lender: Rockwall CDO I Ltd.

by
/s/ Brian Lohrding
Name: Brian Lohrding
Title: Treasurer

Name of Existing Term/Tranche A LC Lender: SEI Institutional Investments Trust-Enhanced Income Fund

by
/s/ M. Jason Blackburn
Name: M. Jason Blackburn
Title: Treasurer

Name of Existing Term/Tranche A LC Lender: Southfork CLO, Ltd.

by
/s/ Brian Lohrding
Name: Brian Lohrding
Title: Treasurer

[[NYCORP:2687405v2:4454W:03/05/07--03:39 p]]

Name of Existing Term/Tranche A LC Lender: Brigade Leveraged Capital Structures Fund Ltd.

by
/s/ John Forys
Name: John Forys
Title: Analyst

Name of Existing Term/Tranche A LC Lender: Allstate Life Insurance Company

by
/s/ Brandon Sera
Name: Brandon Sera
Title:

Name of Existing Term/Tranche A LC Lender: Allstate Life Insurance Company

by
/s/ C. Clay
Name: C. Clay
Title:

Name of Existing Term/Tranche A LC Lender: JP Morgan Whitefriars Inc.

by
/s/ Jason Boyer
Name: Jason Boyer
Title: VP

Name of Existing Term/Tranche A LC Lender: ING Investments

by
/s/ Michel Prince
Name: Michel Prince
Title: SVP

Name of Existing Term/Tranche A LC Lender: ING Prime Rate Trust

by
/s/ Michel Prince
Name: Michel Prince
Title: SVP

Name of Existing Term/Tranche A LC Lender: ING Senior Income Fund

by
/s/ Michel Prince
Name: Michel Prince
Title: SVP

[[NYCORP:2687405v2:4454W:03/05/07--03:39 p]]

Name of Existing Term/Tranche A LC Lender: ING Investment Management CLO II Ltd.

by
/s/ Michel Prince
Name: Michel Prince
Title: SVP

Name of Existing Term/Tranche A LC Lender: ING International (II) - Senior Bank Loans Euro

by
/s/ Michel Prince
Name: Michel Prince
Title: SVP

Name of Existing Term/Tranche A LC Lender: ING Investment Management CLO III Ltd.

by
/s/ Michel Prince
Name: Michel Prince
Title: SVP

Name of Existing Term/Tranche A LC Lender: Nuveen Short Duration Bond Fund

by
/s/ Christian Romon
Name: Christian Romon
Title: Managing Director & Sr. High Yield Portfolio Manager

Name of Existing Term/Tranche A LC Lender: Nuveen High Yield Bond Fund

by
/s/ Christian Romon
Name: Christian Romon
Title: Managing Director & Sr. High Yield Portfolio Manager

Name of Existing Term/Tranche A LC Lender: Nuveen Core Bond Fund

by
/s/ Christian Romon
Name: Christian Romon
Title: Managing Director & Sr. High Yield Portfolio Manager

[[NYCORP:2687405v2:4454W:03/05/07--03:39 p]]

Name of Existing Term/Tranche A LC Lender: Babson CLO Ltd. 2004-I

by
/s/ Arthur J. McMahon
Name: Arthur J. McMahon
Title: Director

Name of Existing Term/Tranche A LC Lender: Babson CLO Ltd. 2005-I

by
/s/ Arthur J. McMahon
Name: Arthur J. McMahon
Title: Director

Name of Existing Term/Tranche A LC Lender: Babson CLO Ltd. 2005-II

by
/s/ Arthur J. McMahon
Name: Arthur J. McMahon
Title: Director

Name of Existing Term/Tranche A LC Lender: Babson CLO Ltd. 2005-III

by
/s/ Arthur J. McMahon
Name: Arthur J. McMahon
Title: Director

Name of Existing Term/Tranche A LC Lender: Babson CLO Ltd. 2006-I

by
/s/ Arthur J. McMahon
Name: Arthur J. McMahon
Title: Director

Name of Existing Term/Tranche A LC Lender: CM Life Insurance Company

by
/s/ Arthur J. McMahon
Name: Arthur J. McMahon
Title: Director

Name of Existing Term/Tranche A LC Lender: Bill & Melinda Gates Foundation Trust

by
/s/ Arthur J. McMahon
Name: Arthur J. McMahon
Title: Director

[[NYCORP:2687405v2:4454W:03/05/07--03:39 p]]

Name of Existing Term/Tranche A LC Lender: MassMutual Asia Limited

by
/s/ Arthur J. McMahon
Name: Arthur J. McMahon
Title: Director

Name of Existing Term/Tranche A LC Lender: Massacheusetts Mutual Life Insurance Company

by
/s/ Arthur J. McMahon
Name: Arthur J. McMahon
Title: Director

Name of Existing Term/Tranche A LC Lender: Emerson Place CLO, Ltd.

by
/s/ R. Ian O'Keeffe
Name: R. Ian O'Keeffe
Title: Authorized Signatory

Name of Existing Term/Tranche A LC Lender: Lehman Commerical Paper Inc.

by
/s/ Craig Malloy
Name: Craig Malloy
Title: Authorized Signatory

Name of Existing Term/Tranche A LC Lender: GoldenTree Loan Opportunities I, Limited

by
/s/ Karen Weber
Name: Karen Weber
Title: Authorized Signatory

Name of Existing Term/Tranche A LC Lender: Pacifica CDO II, Ltd.

by
/s/ Dean Kawai
Name: Dean Kawai
Title: SVP

Name of Existing Term/Tranche A LC Lender: Pacifica CDO IV, Ltd.

by
/s/ Dean Kawai
Name: Dean Kawai
Title: SVP

[[NYCORP:2687405v2:4454W:03/05/07--03:39 p]]

Name of Existing Term/Tranche A LC Lender: Pacifica CDO V, Ltd.

by
/s/ Dean Kawai
Name: Dean Kawai
Title: SVP

Name of Existing Term/Tranche A LC Lender: Pacifica CDO VI, Ltd.

by
/s/ Dean Kawai
Name: Dean Kawai
Title: SVP

Name of Existing Term/Tranche A LC Lender: Cambria Institutional Loan Fund, Ltd.

by
/s/ Dean Kawai
Name: Dean Kawai
Title: SVP

Name of Existing Term/Tranche A LC Lender: Alcentra Warehouse, Ltd.

by
/s/ Dean Kawai
Name: Dean Kawai
Title: SVP

Name of Existing Term/Tranche A LC Lender: Venture CDO 2002, Limited

by
/s/ Kenneth Ostmann
Name: Kenneth Ostmann
Title: Director

Name of Existing Term/Tranche A LC Lender: Venture III CDO Limited

by
/s/ Kenneth Ostmann
Name: Kenneth Ostmann
Title: Director

Name of Existing Term/Tranche A LC Lender: Venture IV CDO Limited

[[NYCORP:2687405v2:4454W:03/05/07--03:39 p]]

by
/s/ Kenneth Ostmann
Name: Kenneth Ostmann
Title: Director

Name of Existing Term/Tranche A LC Lender: Venture V CDO Limited

by
/s/ Kenneth Ostmann
Name: Kenneth Ostmann
Title: Director

Name of Existing Term/Tranche A LC Lender: Venture VI CDO Limited

by
/s/ Kenneth Ostmann
Name: Kenneth Ostmann
Title: Director

Name of Existing Term/Tranche A LC Lender: Venture VII CDO Limited

by
/s/ Kenneth Ostmann
Name: Kenneth Ostmann
Title: Director

Name of Existing Term/Tranche A LC Lender: Venture VIII CDO Limited

by
/s/ Kenneth Ostmann
Name: Kenneth Ostmann
Title: Director

Name of Existing Term/Tranche A LC Lender: AXA Premier VIP High Yield Portfolio

by
/s/ Arthur Y. D. Ong
Name: Arthur Y. D. Ong
Title: SVP

Name of Existing Term/Tranche A LC Lender: Fairway Loan Funding Company

by
/s/ Arthur Y. D. Ong
Name: Arthur Y. D. Ong
Title: SVP

Name of Existing Term/Tranche A LC Lender: IBM Personal Pension Plan Trust

[[NYCORP:2687405v2:4454W:03/05/07--03:39 p]]

by
/s/ Arthur Y. D. Ong
Name: Arthur Y. D. Ong
Title: SVP

Name of Existing Term/Tranche A LC Lender: Mayport CLO Ltd.

by
/s/ Arthur Y. D. Ong
Name: Arthur Y. D. Ong
Title: SVP

Name of Existing Term/Tranche A LC Lender: PIMCO Bermuda US High Yield II (M)

by
/s/ Arthur Y. D. Ong
Name: Arthur Y. D. Ong
Title: SVP

Name of Existing Term/Tranche A LC Lender: PIMCO Cayman Global High Income Fund

by
/s/ Arthur Y. D. Ong
Name: Arthur Y. D. Ong
Title: SVP

Name of Existing Term/Tranche A LC Lender: PIMCO Floating Income Fund

by
/s/ Arthur Y. D. Ong
Name: Arthur Y. D. Ong
Title: SVP

Name of Existing Term/Tranche A LC Lender: PIMCO Floating Rate Income Fund

by
/s/ Arthur Y. D. Ong
Name: Arthur Y. D. Ong
Title: SVP

Name of Existing Term/Tranche A LC Lender: PIMCO Floating Rate Strategy Fund

[[NYCORP:2687405v2:4454W:03/05/07--03:39 p]]

by
/s/ Arthur Y. D. Ong
Name: Arthur Y. D. Ong
Title: SVP

[[NYCORP:2687405v2:4454W:03/05/07--03:39 p]]

Name of Existing Term/Tranche A LC Lender: PIMCO GIS High Yield Bond Fund

by
/s/ Arthur Y. D. Ong
Name: Arthur Y. D. Ong
Title: SVP

Name of Existing Term/Tranche A LC Lender: PIMCO Global StocksPLUS & Income Fund

by
/s/ Arthur Y. D. Ong
Name: Arthur Y. D. Ong
Title: SVP

Name of Existing Term/Tranche A LC Lender: PIMCO High Income Fund

by
/s/ Arthur Y. D. Ong
Name: Arthur Y. D. Ong
Title: SVP

Name of Existing Term/Tranche A LC Lender: PIMCO High Yield Fund

by
/s/ Arthur Y. D. Ong
Name: Arthur Y. D. Ong
Title: SVP

Name of Existing Term/Tranche A LC Lender: PVIT High Yield Bond Portfolio

by
/s/ Arthur Y. D. Ong
Name: Arthur Y. D. Ong
Title: SVP

Name of Existing Term/Tranche A LC Lender: Prudential Series Fund Incorporated

by
/s/ Arthur Y. D. Ong
Name: Arthur Y. D. Ong
Title: SVP

[[NYCORP:2687405v2:4454W:03/05/07--03:39 p]]

Name of Existing Term/Tranche A LC Lender: Red River HYPi, LP

by
/s/ Arthur Y. D. Ong
Name: Arthur Y. D. Ong
Title: SVP

Name of Existing Term/Tranche A LC Lender: Southport CLO, Limited

by
/s/ Arthur Y. D. Ong
Name: Arthur Y. D. Ong
Title: SVP

Name of Existing Term/Tranche A LC Lender: State Teachers Retirement System of Ohio

by
/s/ Arthur Y. D. Ong
Name: Arthur Y. D. Ong
Title: SVP

Name of Existing Term/Tranche A LC Lender: Waveland - INGOTS, Ltd.

by
/s/ Arthur Y. D. Ong
Name: Arthur Y. D. Ong
Title: SVP

Name of Existing Term/Tranche A LC Lender: ING PIMCO High Yield Portfolio

by
/s/ Arthur Y. D. Ong
Name: Arthur Y. D. Ong
Title: SVP

Name of Existing Term/Tranche A LC Lender: Centurion CDO VII, Ltd.

by
/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Director of Operations

Name of Existing Term/Tranche A LC Lender: Cent CDO 12 Limited

by
/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Director of Operations

[[NYCORP:2687405v2:4454W:03/05/07--03:39 p]]

Name of Existing Term/Tranche A LC Lender: Sequils-Centurion V, Ltd.

by
/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Director of Operations

Name of Existing Term/Tranche A LC Lender: Oppenheimer Senior Floating Rate Fund

by
/s/ Sherry Settle
Name: Sherry Settle
Title: Manager

Name of Existing Term/Tranche A LC Lender: Ballantyne Funding LLC

by
/s/ Kristi Milton
Name: Kristi Milton
Title: AVP

Name of Existing Term/Tranche A LC Lender: Dunes Funding LLC

by
/s/ Kristi Milton
Name: Kristi Milton
Title: AVP

Name of Existing Term/Tranche A LC Lender: Waterville Funding LLC

by
/s/ Kristi Milton
Name: Kristi Milton
Title: AVP

Name of Existing Term/Tranche A LC Lender: Stanwich Loan Funding LLC

by
/s/ Kristi Milton
Name: Kristi Milton
Title: AVP

Name of Existing Term/Tranche A LC Lender: Raintree Trading LLC

[[NYCORP:2687405v2:4454W:03/05/07--03:39 p]]

by
/s/ Kristi Milton
Name: Kristi Milton
Title: AVP

Name of Existing Term/Tranche A LC Lender: ORIX Finance Corp.

by
/s/ Christopher L. Smith
Name: Christopher L. Smith
Title: Authorized Representative

Name of Existing Term/Tranche A LC Lender: Senior Debt Portfolio

by
/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: VP

Name of Existing Term/Tranche A LC Lender: Eaton Vance Senior Income Trust

by
/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: VP

Name of Existing Term/Tranche A LC Lender: Eaton Vance Institutional Senior Loan Fund

by
/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: VP

Name of Existing Term/Tranche A LC Lender: Eaton Vance CDO VIII, Ltd.

by
/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: VP

Name of Existing Term/Tranche A LC Lender: Grayson & Co.

by
/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: VP

[[NYCORP:2687405v2:4454W:03/05/07--03:39 p]]

Name of Existing Term/Tranche A LC Lender: Eaton Vance VT Floating Rate Income Fund

by
/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: VP

Name of Existing Term/Tranche A LC Lender: Eaton Vance Limted Duration Income Fund

by
/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: VP

Name of Existing Term/Tranche A LC Lender: Eaton Vance Senior Floating Rate Trust

by
/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: VP

Name of Existing Term/Tranche A LC Lender: Eaton Vance Senior Floating Rate Income Trust

by
/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: VP

Name of Existing Term/Tranche A LC Lender: Eaton Vance Variable Leverage Fund, Ltd.

by
/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: VP

Name of Existing Term/Tranche A LC Lender: Eaton Vance Credit Opportunities Fund

by
/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: VP

[[NYCORP:2687405v2:4454W:03/05/07--03:39 p]]

Name of Existing Term/Tranche A LC Lender: Hillmark Funding

by
/s/ Kevin Cuskley
Name: Kevin Cuskley
Title: Senior Portfolio Manager

Name of Existing Term/Tranche A LC Lender: O'Conner Credit Arbitrage Master Limited

by
/s/ Dean C. Crowe
Name: Dean C. Crowe
Title: Portfolio Manager

Name of Existing Term/Tranche A LC Lender: California Public Employees' Retirement System

by
/s/ Arthur Y. D. Ong
Name: Arthur Y. D. Ong
Title: SVP

Name of Existing Term/Tranche A LC Lender: Highland CDO Opportunity Fund, Ltd.

by
/s/ Brian Lohrding
Name: Brian Lohrding
Title: Treasurer

Name of Existing Term/Tranche A LC Lender: Poseidon Trading LLC

by
/s/ Kristi Milton
Name: Kristi Milton
Title: AVP

Name of Existing Term/Tranche A LC Lender: SGS Syndicated Loan Fund I Ltd.

by
/s/ Steve Stevanovich
Name: Steve Stevanovich
Title: President

[[NYCORP:2687405v2:4454W:03/05/07--03:39 p]]

Name of Existing Term/Tranche A LC Lender: Harch CLO II, Limited

by
/s/ Michael E. Lewitt
Name: Michael E. Lewitt
Title: Authorized Signatory

Name of Existing Term/Tranche A LC Lender: JP Morgan Chase Bank, NA

by
/s/ Dawn Lee Lum
Name: Dawn Lee Lum
Title: Executive Director

Name of Existing Term/Tranche A LC Lender: Classic Cayman BD Limited

by
/s/ Brian Schneider
Name: Brian Schneider
Title: Authorized Signatory

Name of Existing Term/Tranche A LC Lender: Classic Cayman BD Limited

by
/s/ John Fitzgerald
Name: John Fitzgerald
Title: Authorized Signatory

Name of Existing Term/Tranche A LC Lender: BlackRock Global Floating Rate Income Trust

by
/s/ AnnMarie Smith
Name: AnnMarie Smith
Title: Authorized Signatory

Name of Existing Term/Tranche A LC Lender: BlackRock Limited Duration Income Trust

by
/s/ AnnMarie Smith
Name: AnnMarie Smith
Title: Authorized Signatory

[[NYCORP:2687405v2:4454W:03/05/07--03:39 p]]

Name of Existing Term/Tranche A LC Lender: BlackRock Funds - High Yield Bond Portfolio

by
/s/ AnnMarie Smith
Name: AnnMarie Smith
Title: Authorized Signatory

Name of Existing Term/Tranche A LC Lender: BlackRock Senior Income Series

by
/s/ AnnMarie Smith
Name: AnnMarie Smith
Title: Authorized Signatory

Name of Existing Term/Tranche A LC Lender: BlackRock Senior Income Series II

by
/s/ AnnMarie Smith
Name: AnnMarie Smith
Title: Authorized Signatory

Name of Existing Term/Tranche A LC Lender: BlackRock Senior Income Series III

by
/s/ AnnMarie Smith
Name: AnnMarie Smith
Title: Authorized Signatory

Name of Existing Term/Tranche A LC Lender: BlackRock Senior Income Series IV

by
/s/ AnnMarie Smith
Name: AnnMarie Smith
Title: Authorized Signatory

Name of Existing Term/Tranche A LC Lender: Granite Finance Limited

by
/s/ AnnMarie Smith
Name: AnnMarie Smith
Title: Authorized Signatory

[[NYCORP:2687405v2:4454W:03/05/07--03:39 p]]

Name of Existing Term/Tranche A LC Lender: Merrill Lynch Global Investment Series: Corporate Loan Income Portfolio

by
/s/ AnnMarie Smith
Name: AnnMarie Smith
Title: Authorized Signatory

Name of Existing Term/Tranche A LC Lender: Merrill Lynch Global Investment Series: Income Strategies Portfolio

by
/s/ AnnMarie Smith
Name: AnnMarie Smith
Title: Authorized Signatory

Name of Existing Term/Tranche A LC Lender: The Galaxite Master Unit Trust

by
/s/ AnnMarie Smith
Name: AnnMarie Smith
Title: Authorized Signatory

Name of Existing Term/Tranche A LC Lender: Magetite Asset Investors LLC

by
/s/ AnnMarie Smith
Name: AnnMarie Smith
Title: Authorized Signatory

Name of Existing Term/Tranche A LC Lender: Magetite V CLO, Limited

by
/s/ AnnMarie Smith
Name: AnnMarie Smith
Title: Authorized Signatory

Name of Existing Term/Tranche A LC Lender: Missouri State Employees' Retirement System

by
/s/ AnnMarie Smith
Name: AnnMarie Smith
Title: Authorized Signatory

[[NYCORP:2687405v2:4454W:03/05/07--03:39 p]]

Name of Existing Term/Tranche A LC Lender: Senior Loan Portfolio

by
/s/ AnnMarie Smith
Name: AnnMarie Smith
Title: Authorized Signatory

Name of Existing Term/Tranche A LC Lender: Citicorp North America, Inc.

by
/s/ Blake Gronich
Name: Blake Gronich
Title: VP

Name of Existing Term/Tranche A LC Lender: Deutsche Bank Trust Company Americas

by
/s/ Carin Keegan
Name: Carin Keegan
Title: VP

Name of Existing Term/Tranche A LC Lender: Deutsche Bank Trust Company Americas

by
/s/ Paul O'Leary
Name: Paul O'Leary
Title: VP

Name of Existing Term/Tranche A LC Lender: Jay Street Market Value CLO I Ltd.

by
/s/ Lawrence Wolfson
Name: Lawrence Wolfson
Title: Authorized Signatory

Name of Existing Term/Tranche A LC Lender: Fenway Capital, LLC

by
/s/ Vidrik Frankfather
Name: Vidrik Frankfather
Title: Authorized Signatory

[[NYCORP:2687405v2:4454W:03/05/07--03:39 p]]

Name of Existing Term/Tranche A LC Lender: Franklin Floating Rate Daily Access Fund

by
/s/ Richard Hsu
Name: Richard Hsu
Title: VP

Name of Existing Term/Tranche A LC Lender: Franklin Floating Rate Master Series

by
/s/ Richard Hsu
Name: Richard Hsu
Title: VP

Name of Existing Term/Tranche A LC Lender: Gneral Electric Capital Corporation

by
/s/ Dionne Miller
Name: Dionne Miller
Title: Authorized Signatory

Name of Existing Term/Tranche A LC Lender: Halcyon Fund, LP

by
/s/ James W. Sykes
Name: James W. Sykes
Title: Managing Principal

Name of Existing Term/Tranche A LC Lender: Halcyon Loan Investors CLO I, Ltd.

by
/s/ James W. Sykes
Name: James W. Sykes
Title: Managing Principal

Name of Existing Term/Tranche A LC Lender: Halcyon Structured Asset Management Long Secured/Short Unsecured CLO III Ltd.

by
/s/ James W. Sykes
Name: James W. Sykes
Title: Managing Principal

Name of Existing Term/Tranche A LC Lender: Halcyon Structured Asset Management Long Secured/Short Unsecured CLO 2006-I Ltd.

by
/s/ James W. Sykes
Name: James W. Sykes
Title: Managing Principal

Name of Existing Term/Tranche A LC Lender: Halcyon Structured Asset Management Long Secured/Short Unsecured CLO II Ltd.

by
/s/ James W. Sykes
Name: James W. Sykes
Title: Managing Principal

Name of Existing Term/Tranche A LC Lender: Halcyon Structured Asset Management CLO I Ltd.

by
/s/ James W. Sykes
Name: James W. Sykes
Title: Managing Principal

Name of Existing Term/Tranche A LC Lender: The Hartford Mutual Funds Inc.

by
/s/ Clifford Abramsky
Name: Clifford Abramsky
Title: SVP

Name of Existing Term/Tranche A LC Lender: Clear Lake CLO Ltd.

by
/s/ Wade T. Winter
Name: Wade T. Winter
Title: SVP

Name of Existing Term/Tranche A LC Lender: Diamond Lake CLO Ltd.

by
/s/ Wade T. Winter
Name: Wade T. Winter
Title: SVP

Name of Existing Term/Tranche A LC Lender: Summit Lake CLO Ltd.

by
/s/ Wade T. Winter
Name: Wade T. Winter
Title: SVP

Name of Existing Term/Tranche A LC Lender: Victoria Falls CLO Ltd.

by
/s/ Wade T. Winter
Name: Wade T. Winter
Title: SVP

Name of Existing Term/Tranche A LC Lender: Morgan Stanley Prime Income Trust

by
/s/ Robert P. Drobny
Name: Robert P. Drobny
Title: VP

Name of Existing Term/Tranche A LC Lender: The Northwestern Mutual Life Insurance Co.

by
/s/ Steven P. Swanson
Name: Steven P. Swanson
Title: Managing Director

Name of Existing Term/Tranche A LC Lender: Raven Credit Opportunities Master Fund, Ltd.

by
/s/ Kevin Gerlitz
Name: Kevin Gerlitz
Title: CFO/COO

Name of Existing Term/Tranche A LC Lender: Wachovia Bank, National Association

by
/s/ Kirk Tesch
Name: Kirk Tesch
Title: VP

Name of Existing Term/Tranche A LC Lender: York Enhanced Strategies Fund, LLC

by
/s/ Adam J. Semler
Name: Adam J. Semler
Title: CFO

Name of Existing Term/Tranche A LC Lender: Cayon Capital CDO 2002-1 Ltd.

by
/s/ Dominique Mielle
Name: Dominique Mielle
Title: Authorized Signatory

Name of Existing Term/Tranche A LC Lender: Cayon Capital CLO 2004-1 Ltd.

by
/s/ Dominique Mielle
Name: Dominique Mielle
Title: Authorized Signatory

Name of Existing Term/Tranche A LC Lender: Cayon Capital CLO 2006-1 Ltd.

by
/s/ Dominique Mielle
Name: Dominique Mielle
Title: Authorized Signatory

[[NYCORP:2687405v2:4454W:03/05/07--03:39 p]]